                             THIRD AMENDMENT TO
                    AGREEMENT OF LIMITED PARTNERSHIP OF
                    COMPREHENSIVE SOFTWARE SYSTEMS LTD.

     THIS AMENDMENT IS MADE THIS 31st day of December 1995, by and between CSS Management, Inc., a Colorado corporation as General Partner, and BHC Securities, Inc., Comprehensive Securities Systems, Inc., Hanifen, Imhoff Holdings, Inc., Legg Mason, Inc., McDonald & Company Securities, Inc., Raymond, James & Associates, Inc., Southwest Securities, Inc., Stephens Inc., Trans Terra Co. and Morgan Stanley Services, Inc. as Limited Partners.

     WHEREAS, Comprehensive Software Systems, Ltd. (the "Partnership") was formed on February 4, 1993, by the General Partner and the Limited Partners for the purpose of providing consulting services and to develop software for securities broker-dealers, banks and other financial institutions utilizing state of the art hardware and software techniques; and

     WHEREAS, on or about September 1993 the Agreement of Limited Partnership ("Partnership Agreement") was amended ("First Amendment") to, INTER ALIA, add additional, partnership contributions; and

     WHEREAS on or about December 1994 the Partnership Agreement was further amended ("Second Amendment") to, INTER ALIA, add a new limited partner, Morgan Stanley Services, Inc.; and

     WHEREAS the parties desire to further amend the Agreement of Limited Partnership to extend certain agreements, contracts and obligations as herein provided.

     NOW THEREFORE, in consideration for the mutual promises and conditions set forth herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Article 3.1 of the Partnership Agreement, as amended by paragraph 1 of the First Amendment, sets forth the monthly capital contributions of each partner. Said contributions are restated and extended as set forth on Schedule A, attached hereto and incorporated herein by this reference.

2. Article 1.4 of the Partnership Agreement is amended to change the registered agent's address as follows: Marc J. Musyl, Suite 1000, 1200 Seventeenth Street, Denver, Colorado 80202 Phone: (303) 573-0988;
     Fax (303) 572-6029.

3. Article 1.4 of the Partnership Agreement is amended to change the addresses for the following Limited Partners: BHC Securities, One Commerce Square, 2005 Market Street, Philadelphia, PA 19203-3212; Legg Mason, Inc., 111 S. Calvert Street, P.O. Box 1476, Baltimore, MD 21203-1476; Raymond James & Associates, Inc., 880

     Carillon Parkway, P.O. Box 12749, St. Petersburg, FL 33716; Hanifen Imhoff Holdings, Inc. 1125 17th St. Suite 1810, Denver, CO 80202, P.O. Box 5858 Denver, CO 80217-5858. In addition, TransTerra Co. has undergone a name change and is now known as Ameritrade, Inc.

4. The Limited Partners hereby consent to the extension of the Employment Agreements of William W. Simpson, Thomas F. Landy, Donald Crandall, Donna Giammaria and Michael T. Landy for one year to expire February 4, 1997, on the same terms and conditions as presently existing.

5. In the event of any conflict between the Partnership Agreement, the First Amendment the Second Amendment and this Third Amendment, the terms and conditions of the Third Amendment shall control over both the First Amendment and the Second Amendment and The Partnership Agreement. All other terms and conditions of the Partnership Agreement are hereby ratified and remain in full force and effect.

6. This Amendment may be signed in counterpart, which when held together shall be deemed an original. Facsimile signatures shall be treated as originals.

     DATED the day and year first written above.

     CSS MANAGEMENT, INC.                     BHC SECURITIES, INC.

     --------------------------------         --------------------------------
     By:                                      By:
         ----------------------------             ----------------------------
     Its:                                     Its:
          ---------------------------              ---------------------------

     COMPREHENSIVE SECURITIES                 HANIFEN, IMHOFF HOLDINGS,
     SYSTEMS, INC.                            INC.

     --------------------------------         --------------------------------
     By:                                      By:
         ----------------------------             ----------------------------
     Its:                                     Its:
          ---------------------------              ---------------------------

     LEGG MASON, INC.                         MCDONALD & COMPANY
                                              SECURITIES, INC.

     --------------------------------         --------------------------------
     By:                                      By:
         ----------------------------             ----------------------------
     Its:                                     Its:
          ---------------------------              ---------------------------

     RAYMOND, JAMES & ASSOC., INC.            SOUTHWEST SECURITIES, INC.

     --------------------------------         --------------------------------
     By:                                      By:
         ----------------------------             ----------------------------
     Its:                                     Its:
          ---------------------------              ---------------------------

     STEPHENS, INC.                           TRANSTERRA CO.

                                               /s/ John Joe Ricketts
     --------------------------------         --------------------------------
     By:                                      By:  John Joe Ricketts
         ----------------------------             ----------------------------
     Its:                                     Its: Chairman & CEO
          ---------------------------             ----------------------------

     MORGAN STANLEY
     SERVICES, INC.


     --------------------------------
     By:
         ----------------------------
     Its:
          ---------------------------

                                     Schedule A
                 to Third Amendment to Agreement of Limited Partnership


                                  Initial Capital    Monthly Capital    Monthly Capital    Monthly Capital
                                    Contribution      Contributions      Contributions      Contributions
                                      (Total)           2/93-7/93          8/93-9/93          10/93-3/94
                                  ---------------    ---------------    ---------------    ----------------
        GENERAL PARTNER
 CSS Management, Inc. . . . . . .

        LIMITED PARTNERS
 BHC Securities, Inc. . . . . . .

 Comprehensive Securities
  Systems, Inc. . . . . . . . . .

 Hanifen, Imhoff, Inc.. . . . . .

 Legg Mason, Inc. . . . . . . . .

 McDonald & Company
  Securities, Inc.. . . . . . . .

 Raymond, James & Assoc's, Inc. .

 Southwest Securities, Inc. . . .

 Stephens, Inc. . . . . . . . . .

 TransTerra Company . . . . . . .    8,333.33           45,527.78          25,000.00          41,995.41

 Morgan Stanley Services. . . . .





                                  Monthly Capital    Monthly Capital    Monthly Capital    Monthly Capital
                                   Contributions      Contributions      Contributions      Contributions
                                     4/94-8/94             9/94           10/94-12/95         1/96-12/96
                                  ---------------    ---------------    ---------------    ----------------
        GENERAL PARTNER
 CSS Management, Inc. . . . . . .

        LIMITED PARTNERS
 BHC Securities, Inc. . . . . . .

 Comprehensive Securities
  Systems, Inc. . . . . . . . . .

 Hanifen, Imhoff, Inc.. . . . . .

 Legg Mason, Inc. . . . . . . . .

 McDonald & Company
  Securities, Inc.. . . . . . . .

 Raymond, James & Assoc's, Inc. .

 Southwest Securities, Inc. . . .

 Stephens, Inc. . . . . . . . . .

 TransTerra Company . . . . . . .  30,949.81          30,949.81          27,718.75          27,718.75

 Morgan Stanley Services. . . . .
